Filed Pursuant to Rule 497(a)

File No. 333-223350

Rule 482ad

FIDUS INVESTMENT CORPORATION ANNOUNCES CLOSING OF PUBLIC OFFERING OF $60,000,000

6.00% NOTES DUE 2024

EVANSTON, Ill., February 8, 2019 – Fidus Investment Corporation (NASDAQ:FDUS) (“Fidus” or the “Company”) today announced that it has closed a registered public offering of $60.0 million aggregate principal amount of its 6.00% notes due 2024 (the “Notes”), which resulted in net proceeds to the Company of approximately $57.8 million based on a public offering price of 100% of the aggregate principal amount of the Notes, after deducting payment of underwriting discounts and commissions and estimated offering expenses payable by the Company. The Notes are expected to be listed, and trade, on The Nasdaq Global Select Market under the trading symbol “FDUSZ” within 30 days of February 8, 2019.

The Notes will mature on February 15, 2024 and may be redeemed in whole or in part at any time, or from time to time, at the Company’s option on or after February 15, 2021 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption. The Notes will bear interest at a rate of 6.00% per year, payable quarterly on February 15, May 15, August 15 and November 15 of each year, beginning on May 15, 2019. The Notes are expected to be rated “A-”* by Egan-Jones Ratings Company. The Company has also granted the underwriters an option to purchase an additional $9.0 million aggregate principal amount of Notes to cover overallotments, if any, within 30 days of February 5, 2019.

The Company intends to use the net proceeds from this offering to repay outstanding indebtedness under its existing credit facility with ING Capital LLC. However, the Company may re-borrow under its credit facility and use such borrowings to invest in lower middle-market companies in accordance with its investment objective and strategies and for working capital and general corporate purposes. As of February 4, 2019, the Company had $75.0 million of indebtedness outstanding under its credit facility. The credit facility matures on June 16, 2019, and borrowings under the credit facility currently bear interest on a per annum basis equal to (i) the alternate base rate plus 2.5% or (ii) the applicable LIBOR, which varies depending on the period of the borrowing under the credit facility, plus 3.5%. The alternate base rate is equal to the greater of (i) prime rate, (ii) the federal funds rate plus 0.5% or (iii) the three-month LIBOR plus 1.0%.

Keefe, Bruyette & Woods, A Stifel Company, is acting as sole bookrunner for the offering. BB&T Capital Markets, Janney Montgomery Scott and Ladenburg Thalmann are acting as co-leads for the offering. B. Riley FBR and William Blair are acting as co-managers for the offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement dated February 5, 2019, and the accompanying prospectus dated May 2, 2018, each of which has been filed with the U.S. Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The prospectus supplement, the accompanying prospectus, and this press release are not offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this press release, in any jurisdiction where such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

A shelf registration statement relating to these securities is on file with, and has been declared effective by, the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Keefe, Bruyette & Woods, Inc., Attn: Debt Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, (telephone number: 1-800-966-1559).

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ABOUT FIDUS INVESTMENT CORPORATION

Fidus Investment Corporation provides customized debt and equity financing solutions to lower middle-market companies, which management generally defines as U.S. based companies with revenues between $10 million and $150 million. The Company’s investment objective is to provide attractive risk-adjusted returns by generating both current income from debt investments and capital appreciation from equity related investments. Fidus seeks to partner with business owners, management teams and financial sponsors by providing customized financing for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives.

Fidus is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. In addition, for tax purposes, Fidus has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Fidus was formed in February 2011 to continue and expand the business of Fidus Mezzanine Capital, L.P., which commenced operations in May 2007 and is licensed by the U.S. Small Business Administration as a small business investment company.

FORWARD-LOOKING STATEMENTS

This press release may contain certain forward-looking statements which are based upon current expectations and are inherently uncertain. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. Such statements speak only as of the time when made, and are based on information available to the Company as of the date hereof and are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update any such statement now or in the future, except as required by applicable law.

Company Contact:	Investor Relations Contact:
Shelby E. Sherard	Jody Burfening
Chief Financial Officer	LHA
Fidus Investment Corporation	(212) 838-3777
(847) 859-3938	jburfening@lhai.com